Exhibit 99.2
F'13 - Q1 Financial Results November 15, 2012 November 15, 2012 BRADY - FISCAL 2013 Q1 FINANCIAL RESULTS
FORWARD-LOOKING STATEMENTS BRADY - FISCAL 2013 Q1 FINANCIAL RESULTS 2 In this presentation, statements that are not reported financial results or other historic information are "forward-looking statements." These forward-looking statements relate to, among other things, the Company's future financial position, business strategy, targets, projected sales, costs, earnings, capital expenditures, debt levels and cash flows, and plans and objectives of management for future operations. The use of words such as "may," "will," "expect," "intend," "estimate," "anticipate," "believe," "should," "project" or "plan" or similar terminology are generally intended to identify forward-looking statements. These forward-looking statements by their nature address matters that are, to different degrees, uncertain and are subject to risks, assumptions, and other factors, some of which are beyond Brady's control, that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. For Brady, uncertainties arise from: the length or severity of the current worldwide economic downturn or timing or strength of a subsequent recovery; increased usage of e-commerce allowing for ease of price transparency; future financial performance of major markets Brady serves, which include, without limitation, telecommunications, hard disk drive, manufacturing, electrical, construction, laboratory, education, governmental, public utility, computer, and transportation; future competition; changes in the supply of, or price for, parts and components; increased price pressure from suppliers and customers; Brady's ability to retain significant contracts and customers; fluctuations in currency rates versus the U.S. dollar; risks associated with international operations; difficulties associated with exports; risks associated with obtaining governmental approvals and maintaining regulatory compliance; Brady's ability to develop and successfully market new products; difficulties in making and integrating acquisitions; risks associated with newly acquired businesses; risks associated with restructuring plans; environmental, health and safety compliance costs and liabilities; technology changes and potential security violations to the Company's information technology systems; Brady's ability to maintain compliance with its debt covenants; increase in our level of debt; potential write-offs of Brady's substantial intangible assets; unforeseen tax consequences; and numerous other matters of national, regional and global scale, including those of a political, economic, business, competitive, and regulatory nature contained from time to time in Brady's U.S. Securities and Exchange Commission filings, including, but not limited to, those factors listed in the "Risk Factors" section within Item 1A of Part I of Brady's Form 10-K for the year ended July 31, 2012. These uncertainties may cause Brady's actual future results to be materially different than those expressed in its forward- looking statements. Brady does not undertake to update its forward-looking statements except as required by law.
Q1 F'13 - FINANCIAL SUMMARY Net income down 16.9% to $27.2M vs. $32.7M in Q1 of F'12. Net Income, excluding the losses on the sales of Brady Medical and Varitronics** was down 7.1% to $30.4M vs. $32.7M in Q1 of F'12. Diluted EPS down 14.5% to $0.53 in Q1 of F'13 vs. $0.62 in Q1 of F'12. Diluted EPS, excluding the losses on the sales of Brady Medical and Varitronics** was down 4.8% to $0.59 vs. $0.62 in Q1 of F'12. Sales down 3.4% to $337.6M vs. $349.5M in Q1 of F'12. Organic sales down 1.9%, Fx decreased sales by 2.1%, and acquisitions, net of divestitures increased sales by 0.6%. Gross Profit Margin of 48.8% is up from 48.0% in Q1 F'12. SG&A expense of $108.3M or 32.1% of sales vs. $108.9M or 31.2% in Q1 of F'12. October 31, 2012 cash balance of $321M and debt balance of $321M. BRADY - FISCAL 2013 Q1 FINANCIAL RESULTS 3 ** Net Income, excluding the losses on the sales of Brady Medical and Varitronics and Diluted EPS, excluding the losses on the sales of Brady Medical and Varitronics are non-GAAP measures. See slides #17 and #18.
F'13 GUIDANCE UNCHANGED BRADY - FISCAL 2013 Q1 FINANCIAL RESULTS 4 Diluted EPS $2.20 to $2.40 (Excluding after-tax restructuring charges and gains and losses on the sales of businesses) Guidance Assumptions: Full-year income tax rate in the mid-to-upper 20% range. Diluted share count consistent with that as of October 31, 2012. Foreign currency exchange rates as of October 31, 2012. Full-year depreciation and amortization expense of approximately $45 million. Full-year capital expenditures of approximately $35 million. Free cash flow of approximately 100% - 120% of net income. In accordance with our normal practice, our guidance does not assume any acquisitions or dispositions. Brady Corporation's practice is to only change or reconfirm guidance in a public forum.
SALES OVERVIEW Organic Sales 2% 10% 1% (0.6%) 3.5% (1.8%) (0.5%) (2.6%) (1.9%) BRADY - FISCAL 2013 Q1 FINANCIAL RESULTS 5 Q1 F'13 Sales Down 3.4%. (1.9%) Organic Sales Decline. 0.6% Growth from acquisitions, net of divestitures (2.1%) Decline due to currency translation. Americas - Growth in North American ID Solutions offset by weaknesses in Brazil. EMEA - Internal initiatives partially offsetting macro headwinds. Asia - Mobile handset die-cut has improved, while the hard disk drive market and Australia have slowed. Q1 F'13 TOTAL COMPANY SALES: Q1 F'13 SALES COMMENTARY: SALES (Millions of USD)
GROSS PROFIT MARGIN AND SG&A BRADY - FISCAL 2013 Q1 FINANCIAL RESULTS 6 GROSS PROFIT & GPM% (Millions of USD) SG&A & SG&A as % of SALES (Millions of USD) GPM of 48.8% is up 80 bps from Q1 of F'12. Increased GPM driven by mix, productivity improvements, and strategic sourcing benefits. GROSS PROFIT MARGIN DRIVERS: SG&A down in absolute dollars from $108.9M in Q1 of F'12 to $108.3M in Q1 of F'13. SG&A up 90 basis points from 31.2% of sales in Q1 of F'12 to 32.1% of sales in Q1 of F'13. SG&A EXPENSE DRIVERS:
NET INCOME* AND DILUTED EPS* Q1 F'13 diluted EPS down 14.5% to $0.53. Q1 F'13 diluted EPS, excluding the losses on the sales of Brady Medical and Varitronics was down 4.8% to $0.59. Improvements in Asia driving a rebound in net income when compared to Q4 of F'12. Benefits from restructuring being redeployed into initiatives to drive future organic growth and profit improvements. BRADY - FISCAL 2013 Q1 FINANCIAL RESULTS 7 NET INCOME* (Millions of USD) DILUTED EPS (Class A Shares)* Q1 F'13 NET INCOME & DILUTED EPS: NET INCOME & DILUTED EPS DRIVERS: * Excludes $115.7M of non-cash impairment charges in Q2 of F'12.
CASH GENERATION BRADY - FISCAL 2013 Q1 FINANCIAL RESULTS 8 Cash Flow from Operating Activities = $20.2M. Returned $9.7M to our shareholders in dividends. Acquired 188,167 shares for $5.1M in Q1 of F'13. CASH BALANCE WALK (Millions of USD) CASH GENERATION - Q1 F'13:
DEBT & EBITDA BRADY - FISCAL 2013 Q1 FINANCIAL RESULTS NET DEBT / TTM EBITDA* October 31, 2012 Cash = $321M. October 31, 2012 Debt = $321M. STRONG BALANCE SHEET: 9 DEBT & TTM EBITDA* (Millions of USD) * See slide #16 for the calculation of EBITDA.
Q1 F'13 - NEW PRODUCT LAUNCHES BRADY - FISCAL 2013 Q1 FINANCIAL RESULTS 10 Global Lock Out Procedure Field Application - Mobile software tool that provides on-line access to procedures and signage to improve the efficiency and field engineer productivity to meet or exceed OSHA requirements.

BRADY – FISCAL 2013 Q1 FINANCIAL RESULTS

AMERICAS – Q1 F'13 SUMMARY

Q1 F'13 vs. Q1 F'12 PERFORMANCE

	Q1 F'12	Q1 F'13	Change
Sales	$ 153.9	$ 148.7	- 3.4%
Segment Profit	43.2	44.6	+ 3.2%
Segment Profit %	28.1%	30.0%	+ 1.9 pts

SALES & SEGMENT PROFIT % (Millions of USD)


$154
$138
$151
$147
$149
28.1%
25.9%
25.8%
25.7%
30.0%
$200
$175
$150
$125
$100
$75
$50
30%
20%
10%
0%
Q1 F'12
Q2 F'12
Q3 F'12
Q4 F'12
Q1 F'13

Q1 F'13 SUMMARY:

- Revenues down (3.4%):
  - Organic = (0.7%)
  - Fx = (1.1%)
  - Dispositions = (1.6%)
- Growth in North American ID Solutions offset by softness in Brazil and Direct Marketing.
- Segment profit up 3.2%. Increased gross profit margin and selling cost containment.

OUTLOOK:

- Low single-digit organic growth driven by initiatives, particularly focused on growing market share.
- Flat Q2 as North American ID Solutions growth is offset by soft demand in Brazil and Direct Marketing.

11

BRADY
WHEN PERFORMANCE MATTERS MOST

BRADY – FISCAL 2013 Q1 FINANCIAL RESULTS

EMEA – Q1 F'13 SUMMARY

Q1 F'13 vs. Q1 F'12 PERFORMANCE

	Q1F'12	Q1 F'13	Change
Sales	$97.4	$ 93.2	- 4.2%
Segment Profit	26.3	23.6	- 10.3%
Segment Profit %	27.0%	25.3%	- 1.7 pts

SALES & SEGMENT PROFIT % (Millions of USD)


$97
$96
$98
$98
$93
$125
$100
$75
$50
27.0%
27.8%
26.1%
27.7%
25.3%
30%
20%
10%
0%
Q1 F'12
Q2 F'12
Q3 F'12
Q4 F'12
Q1 F'13

Q1 F'13 SUMMARY:

- Revenues down (4.2%):
  - Organic = (3.2%)
  - Fx = (5.7%)
  - Acquisitions, net of divestitures = 4.7%
- Growth in Central Europe, Middle East, and Africa as well as growth from initiatives partially offsetting macro-economic weakness in continental Europe.
- Segment profit down 10.3% due primarily to currency and reduced organic sales.

OUTLOOK:

- Economic headwinds continue and are expected throughout F'13.
- Reduced organic sales in Q2, with improvements in the second half of the fiscal year driven by growth initiatives and continued shifting of resources to higher growth opportunities.

12

BRADY
WHEN PERFORMANCE MATTERS MOST

BRADY – FISCAL 2013 Q1 FINANCIAL RESULTS

ASIA-PACIFIC – Q1 F'13 SUMMARY

Q1 F'13 vs. Q1 F'12 PERFORMANCE

	Q1 F'12	Q1 F'13	Change
Sales	$ 98.3	$ 95.7	- 2.6%
Segment Profit	13.3	12.1	- 9.0%
Segment Profit %	13.5%	12.6%	- 0.9 pts

SALES & SEGMENT PROFIT % (Millions of USD)


$98
$87
$83
$77
$96
$125
$100
$75
$50
15%
10%
5%
0%
13.5%
8.9%
7.9%
5.3%
12.6%
Q1 F'12
Q2 F'12
Q3 F'12
Q4 F'12
Q1 F'13

Q1 F'13 SUMMARY:

- Revenues down (2.6%):
  - Organic = (2.5%)
  - Fx = (0.1%)
- Mobile handset die-cut business returned to growth.
- Hard disk drive die-cut business demand down. Australia organic sales decline.
- Investing in Asian identification solutions business for future growth.
- Segment profit down 9.0%, reflecting declines in our hard disk drive business and Australia.

OUTLOOK:

- Challenging Q2 due to weaknesses in Australia and the hard disk drive business in Thailand.
- Increasing organic sales growth in Q4 driven by easier comparables to F'12.

13

INVESTOR RELATIONS Brady Contact: Aaron Pearce Investor Relations 414-438-6895 Aaron_Pearce@Bradycorp.com See our web site at www.investor.bradycorp.com BRADY - FISCAL 2013 Q1 FINANCIAL RESULTS 14
INCOME STATEMENTS BRADY - FISCAL 2013 Q1 FINANCIAL RESULTS 15 COMPARABLE INCOME STATEMENT (Millions of USD)
EBITDA RECONCILIATION BRADY - FISCAL 2013 Q1 FINANCIAL RESULTS 16 EBITDA (Millions of USD)
Diluted EPS, Excluding Losses on the Sales of Businesses BRADY - FISCAL 2013 Q1 FINANCIAL RESULTS 17 Reconciliation of Diluted EPS, Excluding Losses on the Sales of Brady Medical and Varitronics:
Net Income, Excluding Losses on the Sales of Businesses BRADY - FISCAL 2013 Q1 FINANCIAL RESULTS 18 Reconciliation of Net income, Excluding Losses on the Sales of Brady Medical and Varitronics ('000s of USD):